SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2008

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 30, 2008, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three-month and nine-month periods ending September 30, 2008.  A copy of the press release is furnished as Exhibit 99.1 and the supporting information and schedules are furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Vectren Corporation is the parent company of Vectren Utility Holdings, Inc. (Utility Holdings) and Vectren Enterprises, Inc. (Enterprises).  Utility Holdings is the intermediate holding company of the Company’s three operating public utilities, and Enterprises is the holding company for the Company’s nonutility operations.

In this press release, the results of Utility Holdings, Enterprises, and other results are presented on a per share basis and are analyzed separately.  The Company presents information in this manner due to differences in business strategies and risks associated with its utility and nonutility earnings.  Further, the per share amounts are based on their earnings contribution included in Vectren’s consolidated results divided by Vectren’s basic average shares outstanding during the period.  These per share amounts do not represent a direct legal interest in specific assets and liabilities, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.  These cautionary statements are attached as Exhibit 99.3.

Item 2.06. Material Impairments.

Within the Nonutility business segment, there are legacy investments, outside of primary operations, involved in energy-related infrastructure and services, real estate, leveraged leases, and other ventures.  The recent economic downturn has impacted the value of commercial real estate investments within this portfolio, and the prospect for recovery of that value has diminished.

As part of third quarter closing procedures, the Company assessed its commercial real estate investments for impairment and identified the need to reduce their carrying values.  That assessment was conducted using SFAS No. 114, “Accounting by Creditors for Impairment of a Loan”; APB 18, “The Equity Method of Accounting for Investments in Common Stock”; and SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”; and their related amendments and interpretations.  The resulting impairment charge totaled $10.0 million, $5.9 million after tax, or $0.07 per basic earnings per share.

Item 9.01.    Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Vectren Corporation Reports Third Quarter 2008 Results
99.2	Supporting Financial Statements and Schedules
99.3	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
October 31, 2008

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 2.02:

Exhibit Number	Description

99.1	Vectren Corporation Reports Third Quarter 2008 Results
99.2	Supporting Financial Statements and Schedules
99.3	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995